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EXHIBIT 10.3

Suite 2500, 1360 Post Oak Houston, Texas 77056 P.O. Box 460047 Houston, Texas 77056-8047

Principals William B. Cline Peter D. Gaffney	Telephone: Facsimile: e-Mail:	(713) 850 9955 (713) 850 9966 gcah@gaffney-cline.com

C 877/RMB/ralo/LT1069	June 18, 2003

CONSENT OF GAFFNEY, CLINE & ASSOCIATES, INC.

We consent to the reference to us in Section 2.2.1.1 “Oil and Gas Reserves” in Repsol YPF, S.A.’s annual report on Form 20-F (the “Form 20-F”) for the year ended December 31, 2002 and in Note 26 to the Consolidated Financial Statements included therein. We also consent to the references to us described above in the Registration Statements Nos. 333-12254 and 333-10668 filed with the Securities and Exchange Commission into which the Form 20-F will be incorporated by reference.

Very truly yours,

GAFFNEY, CLINE & ASSOCIATES, INC.

Richard Bateman
Area Manager

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